Investor Update Q4 2023 Peapack-Gladstone Bank Peapack Private The Q4 2023 Investor Update should be read in conjunction with the Q4 2023 Earnings Release issued on January 25, 2024. Exhibit 99.1

Statement Regarding Forward-Looking Information This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are not historical facts and may include expressions about Management’s strategies and Management’s expectations about financial results, new and existing programs and products, investments, relationships, opportunities and market conditions. These statements may be identified by such forward-looking terminology as “expect,” “look,” “believe,” “anticipate,” “may,” or similar statements or variations of such terms. Actual results may differ materially from such forward-looking statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to: 1) our ability to successfully grow our business and implement our strategic plan including our proposed entry into New York City, including our ability to generate revenues to offset the increased personnel and other costs related to the strategic plan; 2) the current or anticipated impact of military conflict, terrorism or other geopolitical events; 3) the impact of anticipated higher operating expenses in 2024 and beyond; 4) our ability to successfully integrate wealth management firm acquisitions; 5) our ability to manage our growth; 6) our ability to successfully integrate our expanded employee base; 7) a decline in the economy, in particular in our New Jersey and New York market areas, including potential recessionary conditions; 8) declines in our net interest margin caused by the interest rate environment (including the shape of the yield curve) and our highly competitive market; 9) declines in the value in our investment portfolio; 10) impact on our business from a pandemic event (including COVID-19) on our business, operations, customers, allowance for credit losses, and capital levels; 11) higher than expected increases in our allowance for credit losses; 12) higher than expected increases in loan and lease losses or in the level of nonperforming loans; 13) changes in interest rates and the effects of inflation; 14) a decline in real estate values within our market areas; 15) legislative and regulatory actions (including the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, Basel III and related regulations) that may result in increased compliance costs; 16) changes in monetary policy by the Federal Reserve Board; 17) changes to tax or accounting matters; 18) successful cyberattacks against our IT infrastructure and that of our IT providers; 19) higher than expected FDIC insurance premiums; 20) adverse weather conditions; 21) a reduction in our lower-cost funding sources; 22) changes in liquidity, including the size and composition of our deposit portfolio, including the percentage of uninsured deposits in the portfolio; 23) our ability to adapt to technological changes; 24) claims and litigation pertaining to fiduciary responsibility, environmental laws and other matters; 25) our ability to retain key employees; 26) demands for loans and deposits in our market areas; 27) adverse changes in securities markets; 28) a potential government shutdown and 29) other unexpected material adverse changes in our operations or earnings. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations. Although we believe that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future results, levels of activity, performance or achievements.   2

Earnings NIM stable (2.29%) and Net Interest Income flat on a linked quarter basis; cycle to date deposit beta 48%. Total fee income 32% of total revenue. Wealth Management fees of $13.8MM comprised 25% of total revenue for the quarter. New inflows totaled $260MM for the quarter; $156MM managed. Operating expenses stable on a linked quarter basis; continuing to invest in Private Banking and NYC build out. Provision expense totaled $5.0MM largely due to two idiosyncratic events in Trucking. Balance Sheet Deposits up $15MM in the fourth quarter; borrowings decreased $67MM. Total available liquidity remains strong at $3.5B*. Loan-to-Deposit Ratio declined marginally to 103%. NPAs decreased by $9.5MM with significant progress resolving problem credits. Tangible book value per share increased 5% on a linked quarter basis or $1.54 per share to $30.31 per share.** AOCI benefited from rate curve shifts (improved by $17MM in Q4); repurchased 88,327 shares in Q4. Restructured balance sheet over the past two years from asset-sensitive to neutral. Investment grade ratings from Moody’s and Kroll. Moody’s re-affirmed with a stable outlook as of 12/1/2023. Performance Highlights 3 *Total available liquidity defined as Cash + Cash Equivalents + AFS Securities + Borrowing Capacity less Borrowings, Letters of Credit, and Pledged AFS Securities. **See Non-GAAP financial measures reconciliation table. $0.48 Earnings Per Share 0.53% ROA 6.13% ROE $8.6MM Net Income Q4 Earnings Key Highlights

Continuing to Invest & Create Value in our Private Banking Model - Q4 Update Fortifying single point of contact Redesigning support teams for efficiency and expediency Attracting NYC-based private banking and commercial banking teams Integrated wealth and bank data Empowering relationship managers with client and performance dashboards Updated one company CRM to be delivered mid-2024 (further integration of wealth and bank) Consolidated mobile platform Award-winning KYC platform Updated account opening process Training from best-in-class hospitality expert Launching Peapack Private University Growing experienced relationship banking staff Various new and modified offerings to adapt to client needs Optimizing all client communication and support channels Launched client surveys Integrating survey results into relationship plans and communication strategies

1 Fiduciary revenue: Last Twelve Months (Gross income from services rendered by the institutions trust department or by any of its consolidated subsidiaries acting in any fiduciary capacity). 2 Total revenue: Last Twelve Months (Total Revenue = Net Interest Income (Pre-Provision) + Total Noninterest Income). 3 Total Assets as of September 30, 2023. Established Private Banking Business Model

6 *Capital Markets consists of Mortgage Banking, SBA Lending, Corporate Advisory and Back-to-Back Swap fee income. 1. Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income. See Non-GAAP financial measures reconciliation table. Quarterly Results (Dollars in thousands, except per share data)

7 *Capital Markets consists of Mortgage Banking, SBA Lending, Corporate Advisory and Back-to-Back Swap fee income. 1. YTD 2023 Adjusted excluded a fair value adjustment gain for CRA equity securities ($181,000); YTD 2022 Adjusted excluded loss on sale of securities due to a balance sheet reposition strategy ($6.6MM), fair value adjustment loss for CRA equity securities ($1.7MM), life insurance proceeds ($25,000), gain on sale of property ($275,000). See Non-GAAP financial measures reconciliation table. 2. YTD 2023 Adjusted excluded expense related to recent retirement of certain employees ($2.0MM) and expense associated with three retail branch closures ($175,000); YTD 2022 Adjusted excluded severance expense related to certain staff reorganization within several areas of the Bank ($1.5MM); expense related to the swap valuation allowance ($673,000). See Non-GAAP financial measures reconciliation table. 3.  YTD 2023 Adjusted excluded expense related to an income tax benefit for the reversal of the NJ surtax ($318,000). See Non-GAAP financial measures reconciliation table. 4. Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income. See Non-GAAP financial measures reconciliation table. Annual Results (Dollars in thousands, except per share data)

* Total available liquidity defined as Cash + Cash Equivalents + AFS Securities + Borrowing Capacity less Borrowings, Letters of Credit, and Pledged AFS Securities. ** (Cash + Cash Equivalents + AFS Securities) / Total Assets. *** Tangible equity and tangible assets are calculated by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. Tangible equity ratio as a percentage of tangible assets at period end is calculated by dividing tangible equity by tangible assets at period end. See Non-GAAP financial measures reconciliation table. Stable Deposits, Liquidity & Capital Moody’s re-affirmed PGC’s investment grade rating with a stable outlook as of 12/1/2023.

9 NIM Stabilized & Interest Rate Risk Profile Now Neutral NIM (as reported) (%) NIM expanded by 1 basis point on a linked quarter basis to 2.29% Margin has re-traced to levels experienced prior to the 2022-2023 Fed Funds Rate increases Repositioned balance sheet from asset-sensitive to neutral since the Fed Funds Rate increases began in 2022 Well positioned for future rate changes

30-89 Days Past Due / Gross Loans (%) Credit Metrics 10 Classified Loans / Gross Loans (%) 1 Commencing on 01/01/2022, the allowance calculation is based on the CECL methodology.  Prior to 01/01/2022, the calculation was based on the incurred loss methodology. Total Allowance1 to Loans (%) NPAs / Assets (%)

Stable Fee Revenue 11 *Capital Markets consists of Corporate Advisory, Mortgage Banking, SBA Lending, and Back-to-Back Swap fee income. Total Noninterest Income as a % of Total Revenue 26% 35% Q4 2022 $16.8MM $19.4MM (in millions) $14.0MM $18.6MM $14.3MM 32% Q2 2023 Q3 2023 $18.1MM $13.8MM Q1 2023 29% $13.0MM $13.8MM $17.6MM 32% Q4 2023

AUM/AUA (in millions) Fees (in millions) Wealth Management 12 $10.9B AUM/AUA 32% EBITDA Margin 16% 6-Year Revenue CAGR $3.8MM Average Relationship $948MM 2023 Gross Inflows

13 Wealth Management New Business Inflows AUM/AUA (in millions) $777MM $701MM $843MM $1,070MM $948MM

14 Multifamily Residential /Consumer CRE Commercial & Industrial Diversified Loan Portfolio Loan Mix as of 12/31/2023 Gross Loans*: $5.44 billion * Gross loans include loans held for sale. ($2,285MM) ($1,836MM) ($638MM) ($677MM)

Commercial Banking* 15 $2.9B Outstandings 54% of Total Loans Diversified C&I continues to be our area of focus for future growth (in millions) $1.6B * Commercial banking includes CRE loans and Commercial and industrial loans. CRE excludes MFL, which totaled $1.8B as of 12/31/2023. $2.1B $2.5B $2.7B $2.5B $2.8B $220M Average Relationship Deposit Balance 6-Year C&I CAGR 16% vs no growth for CRE $2.9B $2.7MM Account Analysis Fees $3.2MM Unused LOC Fees (FY 2023) 10 years Average Relationship Length

Diversification within C&I Lending 16 C&I Loans constitute 42% ($2.3B) of the total loan portfolio and includes 292 distinct NAICS codes. Freight represents < 2% of total loans

17 A Well-Diversified Non-Owner Occupied CRE Portfolio Segments experiencing market stress are conservatively underwritten with low LTVs and solid DSCR Non-Owner Occupied CRE constitutes 12% ($638MM) of the total loan portfolio. Office CRE represents 2% of total loans

Multifamily Loan Portfolio 18 Multifamily Portfolio Balance % (in millions) NY (Rent Regulated) $941 51.3% NY (Market Rent) $70 3.8% NJ (Rent Regulated) $350 19.1% NJ (Market Rent) $223 12.1% PA (Rent Regulated) $10 0.5% PA (Market Rent) $242 13.2% TOTAL $1,836 100.0% Rent Regulated $1,301 70.9% Market Rent $535 29.1% TOTAL $1,836 100.0% Current LTV 62.0% Current DSCR 1.48x Current Debt Yield 9.2% Multifamily constitutes 34% ($1.8B) of the total loan portfolio.

19 (in millions) Minimal Refinance Risk within Multifamily, Office & Retail CRE Note: Based on Call Report data.

Personal Banking Successfully Competing against Large Banks 20 *Natural Market Area defined within boundaries in map as geography within 5 miles of all branch locations. **Total Loans as of 12/31/2023. Market share data source: S&P Capital IQ Pro – June 30, 2023 FDIC Data. Deposit Market Area defined as 5 Mile Proximity from all PGC Branch Offices ^ Citizens Financial Group Inc. completed its acquisition of Investors Bancorp Inc. in April 2022.

Attractive geographic franchise enhanced with our entry into NYC, which is expected to deliver growth, improved operating leverage, additional core liquidity, and positive earnings momentum. Private banking business model anchored by a $10.9B AUM/AUA wealth management business. Investments being made in human capital, products, technology, and processes which will enable sustainable long-term value creation. Robust commercial lending and treasury management business, which caters to clients throughout their business lifecycle, including sell-side advisory services. Focused on maintaining capital in a judicious manner: expecting to maintain capital levels comfortably above Well Capitalized* minimums while returning capital to shareholders in a prudent manner. Investment grade ratings from both Moody’s (re-affirmed investment grade rating and stable outlook as of 12/1/2023) and Kroll. Continuously investing in human capital and retention; recognized as an ABA Best Banks To Work For six years in a row. Focused on Creating Shareholder Value 21 * Well Capitalized as defined within the FDIC’s Prompt Corrective Action framework.

Appendix Peapack-Gladstone Bank

23 Quarterly Balance Sheet & AUM/AUA Summary (Dollars in thousands)

24 Asset Quality 1 Includes one freight credit totaling $23.5 million at 12/31/2023 and two freight credits totaling $33.4 million at 9/30/2023. Excludes $1.6 million in held for sale at 9/30/2023. 2 Amounts reflect modifications that are paying according to modified terms. 3 Excludes modifications included in nonaccrual loans of $3.0 million at 12/31/2023 and $3.1 million at 9/30/2023. 4 Amounts reflect troubled debt restructurings (“TDRs”) that are paying according to restructured terms. 5 Excludes TDRs included in nonaccrual loans of $13.4 million at 12/31/2022. On 1/1/2023, the Company adopted Accounting Standards Update 2022-02, which replaced the accounting and recognition of TDRs. 6 Includes $16.5MM outstanding to U.S. government entities at 12/31/2023 and $8.2MM of outstanding multifamily loans to one sponsor. 12/31/2022 includes $4.5MM outstanding to U.S. government entities. 7 Provision to roll forward the ACL excludes a credit of $55,000 at 12/31/2023, a credit of $88,000 at 9/30/2023, and a credit of $173,000 at 12/31/2022 related to off-balance sheet commitments. 8 Net charge-offs for the quarter ended 12/31/2023 included charge-offs of $2.2 million of a previously established reserve to loans individually evaluated on one multifamily loan and $5.6 million of one equipment finance relationship. Net charge-offs for the quarters ended 12/31/2022 included a charge-off of $1.2 million of a previously established reserve to loans individually evaluated on one commercial real estate loan. 9 Total ACL less reserves to loans individually evaluated equals collectively evaluated ACL. (Dollars in thousands)

25 1 Tangible equity and tangible assets are calculated by excluding the balance of intangible assets from shareholders’ equity and total assets, respectively. Tangible equity as a percentage of tangible assets at period end is calculated by dividing tangible equity by tangible assets at period end. See Non-GAAP financial measures reconciliation table. 2 Tangible book value per share excludes intangible assets. Tangible book value per share is calculated by dividing tangible equity by period end common shares outstanding.  See Non-GAAP financial measures reconciliation table. 3 Excludes other comprehensive loss of $64.9MM for the quarter ended 12/31/2023, $81.7MM for the quarter ended 09/30/2023 and $74.2MM for the quarter ended 12/31/2022. See Non-GAAP financial measures reconciliation table. Capital Summary

Quarterly Non-GAAP Financial Measures Reconciliation 26 1 Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income. See Non-GAAP financial measures reconciliation table. We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. Quarterly Income Statement Summary (Dollars in thousands, except per share data)

Annual Non-GAAP Financial Measures Reconciliation 27 1 YTD 2023 Adjusted excluded a fair value adjustment gain for CRA equity securities ($181,000); YTD 2022 Adjusted excluded loss on sale of securities due to a balance sheet reposition strategy ($6.6MM), fair value adjustment loss for CRA equity securities ($1.7MM), life insurance proceeds ($25,000), gain on sale of property ($275,000). See Non-GAAP financial measures reconciliation table. 2 YTD 2023 Adjusted excluded expense related to recent retirement of certain employees ($2.0MM) and expense associated with three retail branch closures ($175,000); YTD 2022 Adjusted excluded severance expense related to certain staff reorganization within several areas of the Bank ($1.5MM); expense related to swap valuation allowance ($673,000). See Non-GAAP financial measures reconciliation table. 3 YTD 2023 Adjusted excluded expense related to an income tax benefit for the reversal of the NJ surtax ($318,000). See Non-GAAP financial measures reconciliation table. 4 Return on average tangible common equity is calculated by dividing tangible common equity by annualized net income. See Non-GAAP financial measures reconciliation table. We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. Annual Income Statement Summary (Dollars in thousands, except per share data)

Quarterly Non-GAAP Financial Measures Reconciliation 28 We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. (Dollars in thousands, except per share data)

Annual Non-GAAP Financial Measures Reconciliation 29 We believe that these non-GAAP financial measures provide information that is important to investors and that is useful in understanding our financial position, results and ratios.  Our management internally assesses our performance based, in part, on these measures.  However, these non-GAAP financial measures are supplemental and are not a substitute for an analysis based on GAAP measures.  As other companies may use different calculations for these measures, this presentation may not be comparable to other similarly titled measures reported by other companies. (Dollars in thousands, except per share data)

Peapack-Gladstone Financial Corporation 500 Hills Drive, Suite 300 P.O. Box 700 Bedminster, New Jersey 07921 (908) 234-0700 www.pgbank.com Douglas L. Kennedy President & Chief Executive Officer (908) 719-6554 dkennedy@pgbank.com Frank A. Cavallaro Senior EVP & Chief Financial Officer (908) 306-8933 fcavallaro@pgbank.com John P. Babcock Senior EVP & President of Peapack Private Wealth Management (908) 719-3301 jbabcock@pgbank.com Matthew P. Remo SVP & Head of Strategy, Corporate Development & Investor Relations (908) 393-7591 mremo@pgbank.com Contacts Corporate Headquarters Contact 30